                                                                     EXHIBIT 4.1

      Number                                                           Shares
  -------------                                                     ------------
  PCSP

                                     [logo]

                                 pcsupport.com

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                               CUSIP 69325X 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
     THIS CERTIFIES THAT:
     is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF
                              PCSupport.com, Inc.
     transferable only on the books of the Corporation by the holder thereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:
                                               COUNTERSIGNED AND REGISTERED:
                                              U.S. STOCK TRANSFER CORPORATION
                                                TRANSFER AGENT AND REGISTRAR
                                              BY:
                                                       AUTHORIZED SIGNATURE


     SECRETARY          [CORPORATE SEAL]           PRESIDENT

                             [Back of Certificate]

                              PCsupport.com, Inc.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

     Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                                     UNIF GIFT MIN ACT - _________Custodian __________
     TEN ENT - as tenants by the entireties                                                 (Cust)             (Minor)
     JT TEN  - as joint tenants with right of                                            under Uniform Gifts to Minors
               survivorship and not as                                                   Act____________________________________
               tenants in common                                                                   (State)
                                                                        UNIF TRF MIN ACT - _________Custodian (until age __________)
                                                                                         ______________under Uniform Transfers to
                                                                                         (Minor)
                                                                                         Minors Act_____________________________
                                                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, ___________________________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint__________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Date: __________________           ___________________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
In the presence of                 MUST CORRESPOND WITH THE NAME AS WRITTEN
_______________________________    UPON THE FACE OF THE CERTIFICATE IN EVERY
_______________________________    PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By:__________________________________________________________
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.